Exhibit 10.4

CORPORATE NAME LETTER

The Coca-Cola Company

Coca-Cola Plaza

Atlanta, Georgia

October 2, 2010

International CCE Inc.

2500 Windy Hill Parkway

Atlanta, Georgia 30339

Gentlemen:

Reference is made to the Bottler’s Agreements and Distributor’s Agreements entered into among The Coca-Cola Company, The Coca-Cola Export Corporation and your European Subsidiaries with an effective date of October 2, 2010 (hereinafter referred to as the “Agreement”).

We hereby authorize you to use the trademark COCA-COLA in your corporate name: “COCA-COLA ENTERPRISES, INC.” and in the names of your subsidiaries listed below that are not party to the Agreements:

Belgium

Coca-Cola Enterprises Services bvba/sprl

IPV Coca-Cola Enterprises Belgium/Coca-Cola Enterprises Services Kaderleden

IRP Coca-Cola Enterprises Belgium/Coca-Cola Enterprises Services Cadres

IRP Coca-Cola Enterprises Belgium/Coca-Cola Enterprises Services Employés-Ouvriers

Luxembourg

Coca-Cola Enterprises Finance ST1 Commandite SCA

Coca-Cola Enterprises Finance LT1 Commandite SCA

Coca-Cola Enterprises Finance LT2 Commandite SCA

France

Coca-Cola Immobilier SC1

Great Britain

Coca-Cola Enterprises UK Limited

Coca-Cola Enterprises Great Britain Limited

Coca-Cola Enterprises Europe Limited

Coca-Cola Enterprises Pension Scheme Trustee Ltd.

Canada

Coca-Cola Enterprises (Canada) Bottling Finance Co.

The authorization granted herein will expire automatically upon expiration or termination of the Agreements, and is revocable by us in our absolute discretion, in whole or in part, upon ninety (90) days’ written notice. Upon expiration or termination of the Agreement or revocation of this Authorization, Coca-Cola Enterprises, Inc. and the above named entities shall take any and all affirmative steps to delete “Coca-Cola” from their respective corporate name and to amend any other reference to “Coca-Cola” in any and all statements or documents including government licenses, registrations or any other records.

Nothing contained herein shall give you any interest in the goodwill derived from the use of the trademark COCA-COLA in your corporate name. It is hereby expressly agreed and understood that there is extended only a permission uncoupled with any interest to use the trademark COCA-COLA, and that we retain the sole and exclusive right to initiate and defend any or all proceedings and actions relating to such trademark.

Sincerely,
THE COCA-COLA COMPANY

By:	/S/ WILLIAM D. HAWKINS III
Authorized Representative
Date:	October 2, 2010

ACCEPTED BY:
INTERNATIONAL CCE INC.

By:	/S/ WILLIAM T. PLYBON
Authorized Representative
Date:	October 2, 2010